Putnam
Managed
High Yield
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During the stock market's ongoing volatility, higher-rated bonds clearly have been major beneficiaries of investors' flight to safety. However, the lower-rated higher-yielding securities in which Putnam Managed High Yield Trust invests faced quite a different environment, battling the negative effects of the stock market's instability as well as high default rates throughout most of the semiannual period that ended on November 30, 2002. Despite this challenging environment, high-yield bonds outperformed equities by a significant margin, proving their value in a diversified investment program.

Your fund sustained a loss for the period, but outperformed the average for its Lipper category. The fund underperformed its benchmark index, primarily because of differences in composition between the two. In addition, the decline in interest rates over the past several years necessitated reductions in the fund's dividend. On the following pages, the fund's management team discusses fund performance during the semiannual period and provides an outlook for the months ahead.

As the fund enters the fiscal year's second half, the economic recovery continues to exhibit signs that it is alive, if not as robust as some investors might desire. Productivity continues to improve, interest rates remain low, and inflation is still virtually nonexistent. In the final months of the period, investors began to recognize these attributes and respond accordingly. As investor psychology turns more positive, high-yield bonds should benefit.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income
High-Yield Team

During the first six months of Putnam Managed High Yield Trust's fiscal year, the high-yield market was affected by changes in the economic outlook, concerns over terrorist threats, and a wave of corporate scandals. In addition, the market continued to be plagued by high-profile defaults and credit problems among several issuers. Your fund's management team kept the portfolio well diversified and Putnam's research staff added value in a difficult credit environment by carefully monitoring individual holdings and scrutinizing new issues that came to market. As a result, although your fund's performance was disappointing in absolute terms, it was ahead of its Lipper category average for the semiannual period ending November 30, 2002 (see page 7 for details). The fund underperformed its benchmark, the CSFB High Yield Index, because the fund tends to own bonds issued by larger, better-known companies. The fund's benchmark index, by contrast, has many more bonds issued by smaller companies. While these smaller-company bonds outperformed larger-company bonds over this fiscal year, we typically do not purchase these types of securities for the fund because many are illiquid (cannot be easily sold) and therefore may carry increased risk.

Total return for 6 months ended 11/30/02

                 NAV            Market price
-----------------------------------------------------------------------
               -3.31%             -5.77%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

The fund's market price reflects the relative performance of the underlying portfolio as well as changes in investor sentiment and market trends. These include increases or decreases in demand for the types of securities in which the fund invests. The fund's return at market price was lower than its return at net asset value in large part because of two dividend reductions that occurred during the period. The reasons for these reductions are discussed on page four of this report. In addition to the dividend, the fund's return at market price was lower because of reduced demand during the period for high-yield securities, as investors seeking relative safety favored higher-quality bond sectors.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Capital goods                   8.0%

Health care                     7.5%

Communications
services                        7.1%

Broadcasting                    6.4%

Energy                          6.0%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

* PERIOD PROVED VOLATILE FOR HIGH-YIELD BONDS

After several strong months early in the year, during which investor confidence was buoyed by a strengthening economy and rising equity prices, the high-yield market hit a peak in early May 2002. In April, the media had reported allegations of fraud at Adelphia, a large cable company and significant high-yield issuer. A month later, the high-yield market felt the effects of this scandal and began to decline. The fund owned some Adelphia bonds, and the scandal's effect on these holdings detracted from performance.

June brought no reprieve for investor confidence, as the stock market and corporate-bond market were rocked by accounting scandals at WorldCom and Tyco. In addition to reports of significant economic weakness, this corporate malfeasance caused both the high-yield and equity markets to continue declining through the middle of October. In response, investors flocked to high-quality investments, such as U.S. Treasuries. The yield on the 10-year U.S. Treasury bond, which moves in the opposite direction of its price, declined to near-record lows of approximately 3.60% by the end of September -- a level not seen since the 1950s. Finally, default rates, which are measured by the number of companies failing to meet payment obligations for their bonds, peaked in January 2002, according to Moody's. However, this default rate remained elevated for much of the year, and has just begun to show more meaningful improvement.

* THE FUND'S DEFENSIVE STRATEGY WAS ON TARGET

Despite the strong performance of high-yield bonds and the economy's improvement in early 2002, we remained wary of how well the economic recovery would hold up and were concerned about the effect that the developing corporate scandals and continued geopolitical turmoil would have on the high-yield market. We were also concerned about the continued high level of defaults in the market. As a result, we kept the portfolio diversified across a wide range of industry sectors and individual holdings. Moreover, our staff of research analysts helped the fund avoid a number of credit problems with individual holdings. A good example was Tesoro Petroleum, a refining company that brought a new bond issue to market in April 2002. Our analysts felt that these bonds carried too much risk because of the volatility associated with the refining industry and recommended against the purchase. Their analysis proved correct -- the bonds declined in value by nearly 50% after coming to market.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

PSF Group Holdings, Inc.
144A Class A common stock
Consumer staples

Echostar DBS Corp.
Senior notes, 10.375%, 2007
Broadcasting

HMH Properties, Inc.
Company guaranty, series B, 7.875%, 2008
Lodging/tourism

Young Broadcasting, Inc.
Company guaranty, 10%, 2011
Broadcasting

PRIMEDIA, Inc.
Company guaranty, 8.875%, 2011
Publishing

GS Escrow Corp.
Senior notes, 7.125%, 2005
Financial

Coinmach Corp.
Senior notes, 9%, 2010
Commercial and consumer services

CSC Holdings, Inc.
Series M, $11.125 cumulative preferred stock
Cable television

Six Flags, Inc.
Senior notes, 8.875%, 2010
Entertainment

Riverwood International Corp.
Company guaranty, 10.875%, 2008
Forest products and packaging

Footnote reads:
These holdings represented approximately 9.7% of the fund's net assets as of 11/30/02. Portfolio holdings will vary over time.


In September, our view on the high-yield market became more positive. While we believed that third quarter earnings would be lackluster, we thought that the market was poised for a rally that would occur after third quarter earnings were released in mid-October. This view was based on the attractive valuations in the market, the prospects for an easing by the Fed, and the fact that November has historically marked a seasonally strong period for the high-yield market. As such, we began to position the fund slightly more aggressively to better capture a rallying market. In fact, the high-yield market bottomed on October 10 and posted a total return of over 6% from that date through the end of November.

* SECTOR AND SECURITY SELECTION ALSO HELPED RELATIVE PERFORMANCE

While we did not significantly overweight specific sectors during the period, many of the sectors in which the fund was invested made positive contributions to performance. Examples include television broadcasting, which has benefited from increased advertising expenditures, and gaming and lodging, which has benefited from people taking vacations closer to home and within the United States. We have kept the portfolio underweighted in technology, which continues to struggle from a reluctance of corporations to increase capital spending.

In the wireless industry, the fund owns Nextel, one of the largest holdings in the fund and a strong performer. Nextel stands out in its industry for a number of reasons. The company offers a service that allows customers to reach each other with a push-to-talk feature (similar to a walkie-talkie), in addition to traditional cellular transmission. These "flexible calling groups" are convenient and highly popular for a variety of uses, including construction, limousines, trucking, sales management, and emergency services (which have increased significantly after 9/11). The company is planning to expand the service nationwide and globally. We believe that Nextel is well managed and were pleased to see that the firm recently retired $2 billion in debt and preferred stocks.

Fund Profile

Putnam Managed High Yield Trust seeks high current income and the potential for capital appreciation by investing in corporate high-yield bonds. The fund is designed for investors seeking high income and capital appreciation, and who are willing to take on the added risk of investing in below-investment-grade securities.

* DIVIDEND CUTS REFLECT DECLINE IN MARKET YIELDS OVER PAST SEVERAL YEARS

As a result of lower interest rates available in the marketplace, your fund's managers reduced the fund's dividend twice during the last 12 months -- in December 2001 and April 2002. Yields on bonds in all fixed-income sectors have been declining for the past several years, due to slowing economic growth, Federal Reserve Board interest-rate cuts, and strong inflows of funds into fixed-income securities which have pushed bond prices up and yields down. (In the high-yield market, prices have also fallen because of high default levels and increased credit stress.) Despite these dividend reductions, your fund's distribution rate remains in line with other mutual funds that invest in high-yield bonds and well above those found in other fixed-income sectors.

* OUTLOOK REMAINS POSITIVE DESPITE  SHORT-TERM CAVEATS

While high-yield bonds have underperformed other bond sectors year-to-date, this sector historically has outperformed equities during other periods. We remain confident in the potential of high-yield bonds for 2003 due to a number of positive trends: yield spreads relative to Treasuries are wide; default rates, having peaked earlier in the year, are improving; and demand for these bonds is growing. Yields are high -- often exceeding 10% -- and there is potential for price appreciation. We believe that overall credit quality is improving as companies are working to improve their balance sheets. Also, many large companies have entered the high-yield universe, having been recently downgraded from investment-grade status. Many of these "fallen angels" have strong cash flows and manageable amounts of debt and offer attractive yields relative to their credit-risk profile. The economy is growing, and we do not expect a double-dip recession in 2003. Finally, we have seen an increase in demand, in part due to the fact that other fixed-income alternatives offer much lower yields. In October, with the rally in the stock market and a decline in Treasury performance, high-yield bonds outperformed Treasuries. These trends characterize an environment in which high-yield bonds have the potential to outperform other bond sectors.

There are risks, of course, that may affect high-yield bond performance in the short term. Default rates remain elevated, despite improvement, and geopolitical turmoil, including the possibility of war with Iraq, could also have a negative effect on the market. Moreover, companies remain reluctant to increase capital spending, and until they do so, the economy's growth will probably remain slow to moderate. As always, we will keep a close eye on market and economic developments, maintain diversification in the portfolio, and make adjustments as events and conditions warrant.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of this team are Stephen Peacher (Portfolio Leader), Norm
Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, and Joseph Towell.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                             Market   CSFB High Yield    Consumer
                    NAV      price        Index         price index
-------------------------------------------------------------------------------
6 months          -3.31%     -5.77%      -1.84%            1.11%
-------------------------------------------------------------------------------
1 year            -2.29      -1.81        1.93             2.25
-------------------------------------------------------------------------------
5 years          -10.23      -5.94        7.07            12.24
Annual average    -2.14      -1.22        1.38             2.34
-------------------------------------------------------------------------------
Life of fund
(since 6/25/93)   45.26      47.47       67.10            25.78
Annual average     4.04       4.21        5.60             2.47
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

LIPPER INFORMATION:

The average cumulative return for the 8 funds in the Lipper High Current Yield Funds category over the 6 months ended 11/30/02 was -5.88%. Over the 1-year, 5-year, and life-of-fund periods ended 11/30/02, annualized returns for the category were -6.13%, -8.51%, and -0.87%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

-------------------------------------------------------------------------------
Distributions
(number)                                     6
-------------------------------------------------------------------------------
Income                                    $0.4080
-------------------------------------------------------------------------------
Capital gains 1                              --
-------------------------------------------------------------------------------
  Total                                   $0.4080
-------------------------------------------------------------------------------
Share value:                          NAV         Market price
-------------------------------------------------------------------------------
5/31/02                              $8.50           $9.48
-------------------------------------------------------------------------------
11/30/02                              7.82            8.50
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 2              10.43%           9.60%
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at the end of the period.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                                                      NAV       Market price
-------------------------------------------------------------------------------
6 months                                             2.13%         6.64%
-------------------------------------------------------------------------------
1 year                                              -1.67          0.10
-------------------------------------------------------------------------------
5 years                                            -10.75        -10.13
Annual average                                      -2.25         -2.11
-------------------------------------------------------------------------------
Life of fund
(since 6/25/93)                                     45.97         44.83
Annual average                                       4.05          3.97
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

CORPORATE BONDS AND NOTES (86.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $196,618 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                             $20
             40,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                          41,400
                                                                                                      -------------
                                                                                                             41,420

Automotive (2.1%)
-------------------------------------------------------------------------------------------------------------------
             35,000 American Axle & Manufacturing, Inc. company guaranty
                    9 3/4s, 2009                                                                             37,800
             90,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                            76,500
            140,000 Collins & Aikman Products, Inc. company guaranty
                    10 3/4s, 2011                                                                           135,100
             35,000 Dana Corp. notes 10 1/8s, 2010                                                           35,875
            135,000 Dana Corp. notes 9s, 2011                                                               134,325
             20,000 Dana Corp. notes 7s, 2029                                                                14,600
EUR           5,000 Dana Corp. sr. notes 9s, 2011                                                             4,600
            $35,000 Delco Remy International, Inc. company guaranty
                    11s, 2009                                                                                17,500
             25,000 Delco Remy International, Inc. company guaranty
                    10 5/8s, 2006                                                                            12,875
             20,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                    16,200
            115,000 Dura Operating Corp. company guaranty Ser. B,
                    8 5/8s, 2012                                                                            118,450
             80,000 Dura Operating Corp. company guaranty Ser. D,
                    9s, 2009                                                                                 74,400
            110,000 Exide Corp. sr. notes 10s, 2005 (In default) (NON)                                        9,488
             80,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                12,000
            100,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                15,000
             55,000 Ford Motor Credit Corp. notes 7 7/8s, 2010                                               54,647
             30,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                               28,612
             40,000 Ford Motor Credit Corp. notes 7 1/4s, 2011                                               37,712
             30,000 Hayes Lemmerz International, Inc. 144A company
                    guaranty 11 7/8s, 2006 (In default) (NON)                                                15,000
            150,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         159,375
            180,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         187,200
EUR          30,000 Lear Corp. sr. notes 8 1/8s, 2008                                                        30,286
            $30,000 Tenneco Automotive, Inc. company guaranty
                    Ser. B, 11 5/8s, 2009                                                                    21,450
                                                                                                      -------------
                                                                                                          1,248,995

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                 31,650
             10,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                             10,700
            150,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          159,000
                                                                                                      -------------
                                                                                                            201,350

Broadcasting (5.8%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                               9,150
            190,000 Acme Television company guaranty 10 7/8s, 2004                                          191,425
             70,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                         75,775
            210,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                        215,250
             70,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                                  27,300
            160,000 Chancellor Media Corp. company guaranty 8s, 2008                                        172,000
            440,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                   8,800
            790,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                              825,460
            150,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                               153,000
             50,000 Emmis Communications Corp. company guaranty Ser. B,
                    8 1/8s, 2009                                                                             52,125
             62,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                    50,220
             25,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                  20,531
            115,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                   88,550
            135,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  103,950
             55,000 Gray Television, Inc. company guaranty 9 1/4s, 2011                                      58,988
             10,000 Knology Holdings, Inc. sr. disc. notes 11 7/8s, 2007                                      3,900
             10,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                                10,175
             20,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                         20,500
             70,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                       73,150
             40,000 LIN Television Corp. company guaranty 8s, 2008                                           42,400
             70,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                                32,900
            350,375 Quorum Broadcast Holdings, LLC notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                       212,538
             52,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                               9,880
             15,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                 15,675
            260,000 Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011                            278,200
            125,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                   50,000
            556,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                     554,610
             21,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                           20,475
                                                                                                      -------------
                                                                                                          3,376,927

Building Materials (1.3%)
-------------------------------------------------------------------------------------------------------------------
            230,000 American Standard Companies, Inc. company guaranty
                    7 3/8s, 2005                                                                            240,350
             55,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                            53,900
            110,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                                59,400
             60,000 Building Materials Corp. company guaranty 8s, 2008                                       46,800
            160,000 Dayton Superior Corp. company guaranty 13s, 2009                                        131,200
             90,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                              90,000
             10,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                          9,950
             60,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                         60,300
            250,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                      57,500
            120,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                      27,600
                                                                                                      -------------
                                                                                                            777,000

Cable Television (1.7%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005
                    (In default) (NON)                                                                        3,800
             20,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010
                    (In default) (NON)                                                                        7,800
             90,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011
                    (In default) (NON)                                                                       35,100
              5,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                        1,925
              5,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009
                    (In default) (NON)                                                                        1,975
            105,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009
                    (In default) (NON)                                                                       39,900
             40,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                       15,200
             25,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008
                    (In default) (NON)                                                                        9,625
             35,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                       13,475
              9,407 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                            1
            315,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                               89,775
            140,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                  54,600
             90,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                               29,700
            150,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                            76,500
            130,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                            65,650
             30,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2011                                                                                14,700
             10,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2009                                                                                 4,950
            130,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                             63,700
             15,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                              7,350
             20,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                              9,800
            165,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                               156,338
            775,000 Diamond Cable Communications PLC sr. disc. notes zero %,
                    2007 (United Kingdom) (In default) (NON)                                                 73,625
            150,000 Diamond Cable Communications PLC sr. disc. notes zero %,
                    2005 (United Kingdom) (In default) (NON)                                                 14,250
             70,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                     34,650
             50,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006
                    (In default) (NON)                                                                        5,000
             20,000 NTL Communications Corp. sr. notes stepped-coupon Ser. B,
                    zero % (12 3/8s, 10/1/03), 2008 (In default) (NON) (STP)                                  1,600
             90,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010
                    (acquired 6/20/02, cost $78,435) (RES)                                                   69,150
            100,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                     25,000
             20,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                           20,600
            320,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom) (In default) (NON)                                                      54,400
            146,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands) (In default) (NON)                                                          5,110
            240,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (In default) (NON) (STP)                     8,400
             20,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands) (In default) (NON)                                                            800
                                                                                                      -------------
                                                                                                          1,014,449

Capital Goods (8.0%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A,
                    6 3/4s, 2004 (acquired 9/12/02, cost $28,000) (RES)                                      24,000
             50,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009
                    (In default) (NON)                                                                        7,500
            130,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        126,100
             60,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 7/8s, 2008                                                                     61,500
            235,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 1/2s, 2008                                                                    239,700
             15,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                     14,925
            330,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 5/8s, 2006                                                                    331,650
            195,000 Allied Waste North America, Inc. 144A company guaranty
                    9 1/4s, 2012                                                                            201,825
             70,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                          67,550
             40,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2008                                          38,400
            110,000 Applied Extrusion Technologies, Inc. company guaranty
                    Ser. B, 10 3/4s, 2011                                                                    72,600
             80,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                    56,800
            360,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                      255,600
              5,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                    3,875
            295,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      228,625
             80,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                      86,000
            210,000 Blount, Inc. company guaranty 13s, 2009                                                 131,250
             60,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                        46,800
            100,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                  91,860
             20,000 Cummins, Inc. debs. 7 1/8s, 2028                                                         16,622
            240,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                        96,000
            105,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                          105,525
            108,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          116,640
             50,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                    25,000
             40,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                 30,000
             90,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                   27,000
            100,000 IESI Corp. 144A sr. sub. notes 10 1/4s, 2012                                             98,000
            180,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                                3,600
             65,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                             40,300
             80,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                  45,200
            200,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                    209,500
             75,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                             32,813
             20,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                              8,975
            190,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                              85,975
             55,000 Manitowoc Company, Inc. (The) 144A sr. sub. notes
                    10 1/2s, 2012                                                                            57,200
            200,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  180,000
            230,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                      238,625
            105,000 Owens-Brockway Glass 144A sec. notes 8 3/4s, 2012                                       108,150
             50,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                    42,750
             40,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                38,800
            100,000 Pliant Corp. company guaranty 13s, 2010                                                  90,000
             15,000 Pliant Corp. sr. sub. notes 13s, 2010                                                    13,500
             55,000 Rexnord Corp. 144A sr. sub. notes 10 1/8s, 2012                                          56,925
            130,000 Roller Bearing Company of America company guaranty
                    Ser. B, 9 5/8s, 2007                                                                    122,200
            190,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 182,400
             35,000 Terex Corp. company guaranty 8 7/8s, 2008                                                33,075
            150,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      145,500
             25,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                          25,750
             80,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                            82,400
            130,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           138,545
             80,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                            81,550
                                                                                                      -------------
                                                                                                          4,665,080

Chemicals (5.4%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                           195,175
             10,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               10,900
             50,000 ARCO Chemical Co. debs. 9.8s, 2020                                                       43,250
            170,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                        143,650
            100,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                 108,500
             35,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                 31,500
            240,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                  230,400
             50,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                       52,516
            205,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           226,525
             67,581 Huntsman Corp. bank term loan FRN Ser. A, 6.299s, 2007
                    (acquired various dates from 6/10/02 to 7/17/02,
                    cost $58,035) (RES)                                                                      55,979
             32,419 Huntsman Corp. bank term loan FRN Ser. B, 7.813s, 2007
                    (acquired various dates from 6/10/02 to 7/17/02,
                    cost $27,840) (RES)                                                                      26,854
            215,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                           190,813
            200,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                       48,000
EUR          65,000 Huntsman International, LLC sr. sub. notes Ser. EXCH,
                    10 1/8s, 2009                                                                            52,366
           $173,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 192,246
            220,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 226,050
             55,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                                58,025
             60,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                      60,300
             20,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                         20,200
            135,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   136,350
            140,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                      129,500
            100,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                       98,000
            140,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   146,300
             50,000 Millenium America, Inc. company guaranty 7s, 2006                                        48,500
             70,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                      73,143
             90,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                          97,200
            215,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                             92,450
             31,547 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                   21,452
             73,849 Pioneer Companies, Inc. sec. FRN 5.298s, 2006                                            50,217
             60,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007
                    (In default) (NON)                                                                       10,800
            160,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             118,400
             60,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                             46,800
             30,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008
                    (In default) (NON)                                                                          150
             80,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006 (In default) (NON)                                                         89,600
             40,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           26,000
                                                                                                      -------------
                                                                                                          3,158,111

Commercial and Consumer Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Brand Services, Inc. 144A sr. sub. notes 12s, 2012                                       57,475
            440,000 Coinmach Corp. sr. notes 9s, 2010                                                       462,000
            110,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006
                    (In default) (NON)                                                                       22,138
             50,000 United Rentals (North America), Inc. company guaranty
                    Ser. B, 10 3/4s, 2008                                                                    51,750
             90,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                    84,600
                                                                                                      -------------
                                                                                                            677,963

Communication Services (6.1%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           17,600
            120,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                    45,600
             50,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                    18,000
            250,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                    47,500
            200,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                    37,000
             20,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                          100
             20,000 Arch Communications, Inc. sr. notes 13s, 2007 (In default) (NON)                            100
            100,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)
                    (In default) (NON)                                                                       15,000
            318,870 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                            6,377
             80,000 Crown Castle International Corp. sr. disc. notes stepped-coupon
                    zero % (10 3/8s, 5/15/04), 2011 (STP)                                                    52,200
            145,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                 121,800
             50,000 Crown Castle International Corp. sr. notes 9s, 2011                                      40,750
            490,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04), 2009
                    (Denmark) (STP)                                                                             490
            150,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              118,500
            230,000 Equinix, Inc. sr. notes 13s, 2007 (In default) (NON)                                     23,000
            200,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                                     19,000
             28,524 Globix Corp. company guaranty 11s, 2008 (PIK)                                             2,248
            145,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                                  23,925
             20,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                          3,300
            200,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                               10,000
            140,000 IWO Holdings, Inc. company guaranty 14s, 2011                                            25,200
             80,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                            10,400
             40,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                              800
            200,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s,
                    2008 (In default) (NON)                                                                   1,000
            160,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada) (In default) (NON)                                                          3,200
             40,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                        16,000
             80,000 Nextel Communications, Inc. bank term loan FRN Ser. A,
                    2.938s, 2007 (acquired 11/20/02, cost $72,300) (RES)                                     72,175
             20,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.95s, 2/15/03), 2008 (STP)                                                      18,450
            180,000 Nextel Communications, Inc. sr. disc. notes 9 3/4s, 2007                                170,100
            260,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         261,300
            385,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      358,050
             40,000 Nextel Communications, Inc. 144A sr. disc. notes 10.65s, 2007                            39,100
            155,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                               111,600
            100,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                            91,500
             80,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                68,800
            200,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                       30,000
            215,000 PanAmSat Corp. 144A sr. notes 8 3/4s, 2012                                              209,625
             30,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                                20,850
            300,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               184,500
            340,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                   212,500
            130,000 Qwest Capital Funding, Inc. company guaranty 6 3/8s, 2008                                79,300
             37,459 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010
                    (In default) (NON)                                                                          749
            130,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                  111,800
             50,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                   46,500
            110,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                         58,850
             28,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                        30,030
             13,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                    11,960
            305,000 Telus Corp. notes 8s, 2011 (Canada)                                                     285,175
             55,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                  52,250
             85,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                        45,050
             55,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                         30,250
             30,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                           26,700
            155,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                          134,850
             55,000 Triton PCS, Inc. company guaranty zero %, 2008                                           48,400
             90,000 TSI Telecommunication Services, Inc. company guaranty
                    Ser. B, 12 3/4s, 2009                                                                    72,000
            350,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                        21,000
            160,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                            16,000
            140,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                             88
             30,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010
                    (In default) (NON)                                                                        3,900
             20,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008
                    (In default) (NON)                                                                        2,600
             30,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007
                    (In default) (NON)                                                                        3,900
                                                                                                      -------------
                                                                                                          3,588,992

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        49,775
            355,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                       337,250
             40,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                        38,000
            210,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                             187,950
                                                                                                      -------------
                                                                                                            612,975

Consumer Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                  135,313
            206,765 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                            4,135
DEM         117,131 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                         1,191
            $70,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           65,100
             10,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                   9,200
            160,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                    139,200
            160,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              181,600
            115,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    127,075
             70,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                 3,500
             70,000 Revlon Consumer Products sr. notes 9s, 2006                                              45,500
             65,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                          42,250
            300,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            243,000
            130,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                          128,700
            170,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  164,900
                                                                                                      -------------
                                                                                                          1,290,664

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
             85,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                   74,375
             60,000 Fleming Companies, Inc. company guaranty 9 7/8s, 2012                                    36,600
             10,000 Fleming Companies, Inc. company guaranty Ser. D,
                    10 5/8s, 2007                                                                             6,900
             90,000 Fleming Companies, Inc. sr. notes 9 1/4s, 2010                                           76,950
                                                                                                      -------------
                                                                                                            194,825

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               135,200
            110,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         114,125
            210,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                       224,175
            100,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                   105,750
             25,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                   26,250
            170,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                                 180,200
             20,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                                20,700
            140,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                             135,100
             20,000 El Paso Energy Partners LP/El Paso Energy Partners
                    Finance Corp. 144A company guaranty 8 1/2s, 2011                                         18,200
             70,000 Encore Acquisition Co. 144A sr. sub. notes 8 3/8s, 2012                                  73,850
             90,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                           92,250
             50,000 Forest Oil Corp. sr. notes 8s, 2011                                                      53,000
             55,000 Forest Oil Corp. sr. notes 8s, 2008                                                      58,300
             40,000 Grant Prideco Escrow Corp. 144A sr. notes 9s, 2009                                       41,200
             35,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                 36,838
             75,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               74,250
             40,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                                42,700
             90,000 Mission Resources Corp. company guaranty Ser. C, 10
                    7/8s, 2007                                                                               51,300
            130,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         137,150
            100,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                              100,000
             50,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012
                    (Malaysia)                                                                               53,125
            270,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                            316,348
             20,000 Pioneer Natural Resources Co. company guaranty
                    6 1/2s, 2008                                                                             20,168
             70,000 Plains All American Pipeline LP/Plains All American Finance
                    Corp. 144A sr. notes 7 3/4s, 2012                                                        72,450
            100,000 Plans Exploration & Production Co. 144A sr. sub. notes
                    8 3/4s, 2012                                                                            104,500
            110,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  117,425
             10,000 Pride International, Inc. sr. notes 10s, 2009                                            10,900
            145,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   151,525
             50,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         52,000
             80,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                           83,200
             60,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                            55,200
             95,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                             90,250
            130,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                               117,000
             45,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                           46,575
            160,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     167,200
             25,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                      24,375
             95,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                   98,325
             25,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                  26,500
             60,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                                62,550
                                                                                                      -------------
                                                                                                          3,390,154

Entertainment (1.7%)
-------------------------------------------------------------------------------------------------------------------
             80,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                      78,600
            160,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     157,600
             10,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                    9,925
            150,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  142,500
             20,000 Premier Parks, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 4/1/03), 2008 (STP)                                                                19,000
            120,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                              116,400
             75,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                                80,063
            100,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         10
            440,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                  408,100
                                                                                                      -------------
                                                                                                          1,012,198

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                                  96,300
             70,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                   69,300
             95,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    87,989
             11,660 Comdisco Holding Co., Inc./Comdisco, Inc. sec. notes
                    Ser. B, 11s, 2005                                                                        11,485
             20,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007                                        19,450
            190,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009                                 195,700
            439,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   151,455
            430,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  477,313
             54,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005
                    (In default) (NON)                                                                        4,320
             70,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                             73,500
             61,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008
                    (In default) (NON)                                                                        4,270
             65,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     50,050
            160,000 Peoples Bank- Bridgeport sub. notes 9 7/8s, 2010                                        173,187
            220,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         220,000
            140,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         156,100
            140,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                     141,508
             80,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                           78,226
            100,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                           97,000
                                                                                                      -------------
                                                                                                          2,107,153

Food (1.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004
                    (In default) (NON)                                                                       98,000
            230,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             105,800
             40,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                    40,800
             45,000 Dole Food Co. notes 6 3/8s, 2005                                                         44,503
            130,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 88,400
             70,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                40,075
            110,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        118,800
            310,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005
                    (In default) (NON)                                                                      155,000
            245,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009 (In default) (NON)                                                         41,650
                                                                                                      -------------
                                                                                                            733,028

Forest Products and Packaging (3.6%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Abitibi-Consolidated, Inc. bonds 8.55s, 2010 (Canada)                                    21,125
            190,000 Appleton Papers, Inc. company guaranty Ser. B,
                    12 1/2s, 2008                                                                           203,300
            150,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                154,875
            150,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                144,750
             30,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                 25,650
             25,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                 23,625
             70,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                           73,150
EUR          10,000 MDP Acquisitions PLC sr. notes Ser. REGS, 10 1/8s,
                    2012 (Ireland)                                                                           10,170
           $110,000 MDP Acquisitions PLC 144A sr. notes 9 5/8s, 2012 (Ireland)                              116,050
             45,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s,
                    2011 (Canada)                                                                            46,238
            160,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      172,000
            145,000 Potlatch Corp. company guaranty 10s, 2011                                               158,775
            365,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                           372,300
             45,000 Smurfit-Stone Container Corp. 144A sr. notes 8 1/4s, 2012                                46,575
             40,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                             43,600
            140,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            151,550
            100,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                            104,750
             80,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                            85,200
             85,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011
                    (Canada)                                                                                 87,763
             60,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012
                    (Canada)                                                                                 59,850
                                                                                                      -------------
                                                                                                          2,101,296

Gaming & Lottery (5.9%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                           1,600
             60,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                   65,850
            140,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        154,700
             20,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                                21,200
             30,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                            31,313
            120,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                           126,000
             60,000 Chumash Casino & Resort Enterprise 144A sr. notes
                    9s, 2010                                                                                 63,600
             86,021 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                         30,107
            115,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                    120,463
            195,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   212,063
            105,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                               89,513
            180,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 191,700
            170,000 International Game Technology sr. notes 8 3/8s, 2009                                    189,125
            230,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                           211,600
             10,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                             11,075
             10,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                        10,600
             10,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                            10,061
            230,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                          250,220
             15,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                           15,938
             50,000 Mikohn Gaming Corp. company guaranty Ser. B,
                    11 7/8s, 2008                                                                            37,500
             60,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                                  59,985
             40,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                   42,500
            130,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                             139,100
             40,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                              42,400
            130,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                                 136,500
            160,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   162,400
            110,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              117,150
             50,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                            54,375
            200,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                  205,500
             40,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                         34,500
            125,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                           111,875
            140,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            146,650
             70,000 Trump Atlantic City Associates company guaranty
                    11 1/4s, 2006                                                                            54,075
             10,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                   9,300
            265,000 Venetian Casino Resort, LLC 144A 2nd mtge. 11s, 2010                                    279,575
             15,000 Wheeling Island Gaming, Inc. company guaranty 10 1/8s, 2009                              14,925
                                                                                                      -------------
                                                                                                          3,455,038

Health Care (7.2%)
-------------------------------------------------------------------------------------------------------------------
            140,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                           156,800
             80,000 ALARIS Medical Systems, Inc. 144A company guaranty
                    9 3/4s, 2006                                                                             81,600
             10,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                             9,100
            303,400 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                   275,336
              2,500 Alderwoods Group, Inc. company guaranty 11s, 2007                                         2,450
            105,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                     108,675
            100,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          107,500
             80,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                      82,800
             70,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          78,050
            150,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      154,500
            200,000 Conmed Corp. company guaranty 9s, 2008                                                  208,000
             35,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                         37,275
             90,000 Extendicare Health Services, Inc. 144A sr. notes
                    9 1/2s, 2010                                                                             87,750
            105,000 Hanger Orthopedic Group, Inc. company guaranty
                    10 3/8s, 2009                                                                           110,775
             10,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               10,600
             40,000 HCA, Inc. debs. 7.19s, 2015                                                              39,078
             70,000 HCA, Inc. med. term notes 7.69s, 2025                                                    65,676
            200,000 HCA, Inc. notes 8 3/4s, 2010                                                            217,956
             60,000 HCA, Inc. notes 8.36s, 2024                                                              60,678
             10,000 HCA, Inc. notes 7s, 2007                                                                 10,167
            265,000 Healthsouth Corp. notes 7 5/8s, 2012                                                    218,625
            105,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                                 92,925
             45,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                                 38,025
             75,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                        81,375
             14,000 Insight Health Services Corp. company guaranty Ser. B,
                    9 7/8s, 2011                                                                             13,720
            180,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                   3,825
            110,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                   2,338
            130,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            133,900
            165,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                   28,875
             55,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                               39,600
            170,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 1,700
            180,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03), 2009
                    (In default) (NON) (STP)                                                                     18
            105,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                        108,150
             90,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                     97,200
            205,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                          217,300
            150,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                                150,000
             40,000 Service Corp. International debs. 7 7/8s, 2013                                           35,600
             20,000 Service Corp. International notes 7.7s, 2009                                             19,200
             20,000 Service Corp. International notes 6 1/2s, 2008                                           18,300
            200,000 Service Corp. International notes 6s, 2005                                              191,000
             50,000 Service Corp. International 144A notes 7.7s, 2009                                        45,750
            130,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           143,000
             50,000 Tenet Healthcare Corp. sr. notes 6 1/2s, 2012                                            45,000
             80,000 Tenet Healthcare Corp. sr. notes 6 3/8s, 2011                                            71,600
             25,000 Tenet Healthcare Corp. sr. notes 5 3/8s, 2006                                            22,750
            140,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             156,100
            160,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                             172,000
             80,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                              74,800
            120,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                122,400
                                                                                                      -------------
                                                                                                          4,249,842

Homebuilding (2.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                     82,800
             50,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                          51,000
            120,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                119,400
             90,000 Del Webb Corp. sr. sub. debs. 9 3/8s, 2009                                               95,400
             30,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                            32,400
             10,000 K. Hovnanian Enterprises, Inc. company guaranty
                    8 7/8s, 2012                                                                              9,550
             80,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                 77,600
            115,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     123,194
            130,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       144,950
             75,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      76,875
             20,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             20,800
            170,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               187,850
             80,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                       83,200
             40,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                            41,000
             15,000 Standard Pacific Corp. sr. notes 8 1/2s, 2009                                            15,375
            100,000 Toll Corp. company guaranty 8 1/8s, 2009                                                102,000
             15,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                     14,700
            105,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                      93,975
                                                                                                      -------------
                                                                                                          1,372,069

Lodging/Tourism (3.2%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     288,400
             35,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                      34,650
            155,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  156,085
            640,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              630,400
             55,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                       55,138
             60,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                               61,800
             50,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                      50,250
            120,000 ITT Corp. notes 6 3/4s, 2005                                                            118,800
            190,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                        192,375
            120,000 Lodgian Financing Corp. company guaranty 12 1/4s, 2009
                    (In default) (NON)                                                                       66,300
             75,000 Meristar Hospitality Corp. company guaranty 9 1/8s,
                    2011 (R)                                                                                 69,000
             90,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                         92,700
             55,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes
                    7 7/8s, 2012                                                                             54,313
             35,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes
                    7 3/8s, 2007                                                                             34,475
                                                                                                      -------------
                                                                                                          1,904,686

Metals (1.2%)
-------------------------------------------------------------------------------------------------------------------
             20,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                             20,450
            200,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                       204,500
             80,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                       79,200
            170,000 Doe Run Resources Corp. company guaranty Ser. B, 11 1/4s,
                    2005 (In default) (NON)                                                                  44,200
             20,000 Doe Run Resources Corp. company guaranty Ser. B(a), 11 1/4s,
                    2005 (In default) (NON)                                                                   6,400
             50,000 Doe Run Resources Corp. company guaranty FRN Ser. B,
                    8.119s, 2003 (In default) (NON)                                                          11,500
             25,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                       16,313
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s,
                    2006 (In default) (NON)                                                                   6,713
            305,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (NON)                                                                  30,500
             80,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                        81,200
             32,000 P&L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                             33,760
             85,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                       90,525
             10,000 United States Steel, LLC sr. notes 10 3/4s, 2008                                         10,100
             90,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                              20,700
             11,000 Weirton Steel Corp. sr. notes FRN 10s, 2008                                               1,320
            120,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                        3,600
             80,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        61,600
                                                                                                      -------------
                                                                                                            722,581

Publishing (4.0%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Affinity Group Holdings sr. notes 11s, 2007                                             310,000
             80,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                                80,600
             50,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        50,875
             70,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                             70,263
            331,117 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
                    (Canada) (PIK)                                                                          312,906
             90,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                      4,500
             95,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                          82,175
            110,000 Perry-Judd company guaranty 10 5/8s, 2007                                               104,500
            520,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            479,700
             80,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                             71,400
            130,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    122,200
             60,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                  33,000
            130,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                   120,250
             95,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                                 99,394
            100,000 RH Donnelley Finance Corp. I 144A sr. sub. notes
                    10 7/8s, 2012                                                                           105,750
            120,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                     122,400
             35,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                                35,700
            110,000 Von Hoffman Press, Inc. company guaranty 10 1/4s, 2009                                  103,400
             97,068 Von Hoffman Press, Inc. debs. zero %, 2009 (PIK)                                         56,299
                                                                                                      -------------
                                                                                                          2,365,312

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    43,300
            100,000 Sbarro, Inc. company guaranty 11s, 2009                                                  92,500
             90,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 98,550
             50,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                 53,375
            160,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                                 168,000
                                                                                                      -------------
                                                                                                            455,725

Retail (2.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                                78,400
            100,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                  92,000
            160,000 Autonation, Inc. company guaranty 9s, 2008                                              168,000
             65,000 Gap, Inc. (The) notes 6.9s, 2007                                                         63,700
             15,000 JC Penney Company, Inc. debs. 7.65s, 2016                                                12,975
             50,000 JC Penney Company, Inc. debs. 7.4s, 2037                                                 49,750
             60,000 JC Penney Company, Inc. notes Ser. A MTN, 7.05s, 2005                                    58,800
            170,000 JC Penney Company, Inc. 144A notes 9s, 2012                                             171,700
            120,000 Kmart Corp. 144A notes 9 7/8s, 2008 (In default) (NON)                                   24,300
             60,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                           60,600
             40,000 Rite Aid Corp. debs. 6 7/8s, 2013                                                        22,800
             80,000 Rite Aid Corp. notes 7 1/8s, 2007                                                        53,600
            280,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                280,000
            125,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                              116,250
             70,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                                 70,175
                                                                                                      -------------
                                                                                                          1,323,050

Technology (2.3%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                            42,600
            115,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       121,900
            200,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              206,500
             10,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                              4,800
            360,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             172,800
             70,000 ON Semiconductor Corp. 144A company guaranty
                    12s, 2008                                                                                50,400
             40,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                                14,800
            110,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                                 114,400
            250,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              245,000
             64,685 Telex Communications Group, Inc. sr. sub. notes Ser. A,
                    zero %, 2006                                                                             35,577
            100,000 Unisys Corp. sr. notes 7 1/4s, 2005                                                     102,000
             35,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                         33,513
             40,000 Xerox Corp. notes 5 1/2s, 2003                                                           38,600
            155,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 148,800
             10,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                   9,650
                                                                                                      -------------
                                                                                                          1,341,340

Textiles (0.9%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008
                    (In default) (NON)                                                                       10,000
             90,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                            4,388
             45,000 Levi Strauss & Co. notes 7s, 2006                                                        39,600
             85,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               83,938
EUR          10,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                9,399
           $100,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                          98,750
             95,000 Russell Corp. company guaranty 9 1/4s, 2010                                              99,750
             40,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                   40,200
            105,000 William Carter Holdings Co. (The) company guaranty
                    Ser. B, 10 7/8s, 2011                                                                   113,400
                                                                                                      -------------
                                                                                                            499,425

Transportation (2.2%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                         6,500
            221,742 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                                38,805
             80,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                              60,000
            170,000 Calair, LLC/Calair Capital Corp. company guaranty
                    8 1/8s, 2008                                                                            102,000
             60,000 Continental Airlines, Inc. pass-through certificates Ser. D,
                    7.568s, 2006                                                                             27,000
             70,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1,
                    Class C, 7.779s, 2005                                                                    52,332
             50,000 Delta Air Lines, Inc. pass-through certificates Ser. C,
                    7.779s, 2012                                                                             37,500
            170,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                            185,725
             60,000 Kansas City Southern Railway Co. company guaranty
                    7 1/2s, 2009                                                                             62,550
            125,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                            121,250
             80,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  67,600
             10,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                     7,850
            120,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                   76,800
            100,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                          61,000
             70,615 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                 64,064
            170,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                               175,100
             30,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                   19,200
             40,000 Travel Centers of America, Inc. company guaranty
                    12 3/4s, 2009                                                                            42,400
            110,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s,
                    2013 (In default) (NON)                                                                  55,000
                                                                                                      -------------
                                                                                                          1,262,676

Utilities & Power (2.9%)
-------------------------------------------------------------------------------------------------------------------
             80,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   36,400
             70,000 AES Corp. (The) sr. notes 8 3/4s, 2008                                                   31,500
             20,000 Calpine Canada Energy Finance company guaranty 8 1/2s,
                    2008 (Canada)                                                                             8,800
             90,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    42,750
             10,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                      4,450
            220,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                     97,350
            280,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    126,700
             60,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     26,100
            130,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   112,450
             60,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                  51,000
             40,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                       37,870
             65,000 Consumers Energy bank term loan FRN 6.32s, 2004
                    (acquired 9/17/02, cost $62,400) (RES)                                                   62,806
             60,000 Edison Mission Energy sr. notes 10s, 2008                                                27,000
             60,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                             27,000
            135,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    136,350
             60,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      13,200
             70,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005
                    (In default) (NON)                                                                       67,900
            160,000 Southern California Edison Co. notes 8.95s, 2003                                        159,200
             20,000 Southern California Edison Co. notes 6 3/8s, 2006                                        18,200
            150,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                    75,000
            125,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                          125,000
            105,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                           94,500
             20,000 Williams Companies, Inc. (The) FRN Ser. A, 6 3/4s, 2006                                  13,600
            360,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      324,000
                                                                                                      -------------
                                                                                                          1,719,126
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $59,774,478)                                  $50,863,450

PREFERRED STOCKS (3.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                261 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                        $3
              4,695 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                           263,624
             50,000 CSBI Capital Trust I 144A company guaranty Ser. A,
                    11.75% pfd.                                                                              57,500
              5,279 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                            459,273
                220 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                            1,210
             66,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                                                 660
              8,200 Doane Pet Care Co. $7.125 pfd.                                                          246,000
                  7 Dobson Communications Corp. 13.00% pfd. (PIK)                                             3,430
                170 Dobson Communications Corp. 12.25% pfd. (PIK)                                            83,114
                 80 First Republic Capital Corp. 144A 10.50% pfd.                                            84,000
                 91 Granite Broadcasting Corp. 12.75% cum. pfd.                                              48,230
                 68 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                   58,480
              6,969 North Atlantic Trading Co. 12.00% pfd. (PIK)                                            128,927
                  2 NTL, Inc. Ser. B, $13.00                                                                      1
                 55 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                      297,000
                100 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                    3,300
                359 Rural Cellular Corp. 12.25% pfd. (PIK)                                                   79,079
                                                                                                      -------------
                    Total Preferred Stocks (cost $2,886,484)                                             $1,813,831

FOREIGN GOVERNMENT BONDS AND NOTES (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $42,450 Argentina (Republic of) unsub. Ser. 2018, 2.89s, 2018
                    (In default) (NON)                                                                       $8,490
            155,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                          167,788
             50,000 Colombia (Republic of) bonds 11 3/4s, 2020                                               49,950
EUR          15,000 Colombia (Republic of) notes Ser. E MTN, 11 1/2s, 2011                                   14,188
             $5,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                                4,820
EUR          25,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                              24,107
            $20,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                         11,350
            145,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 5s
                    (6s, 8/15/03), 2030 (STP)                                                                63,655
             10,000 El Salvador (Republic of) 144A bonds 7 3/4s, 2023                                         9,868
             10,000 Malaysia (Government of) bonds 7 1/2s, 2011                                              11,205
             30,000 Peru (Republic of) notes 9 1/8s, 2008                                                    29,730
            450,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                           352,800
            110,000 South Africa (Republic of) notes 7 3/8s, 2012                                           116,600
            110,000 United Mexican States bonds 11 3/8s, 2016                                               142,890
            110,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                        113,190
            100,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                               71,250
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $1,090,742)                                                                    $1,191,881

COMMON STOCKS (2.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
                102 RCN Corp. (NON)                                                                             $70
                 31 Quorum Broadcast Holdings, Inc. Class E (acquired 5/15/01,
                    cost $30,765) (RES)                                                                       6,721
                                                                                                      -------------
                                                                                                              6,791

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             14,327 Pioneer Companies, Inc. (NON)                                                            28,654

Commercial & Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Loewen Group International, Inc.                                                              2

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
              9,148 Arch Wireless, Inc. (NON)                                                                     1
                203 Call-Net Enterprises, Inc. Class B (Canada) (NON)                                            77
             50,942 Celcaribe SA (Colombia)                                                                     509
              3,010 Covad Communications Group, Inc. 144A (NON)                                               4,033
                263 FLAG Telecom Holdings, Ltd. (Bermuda)                                                     1,643
              3,325 Globix Corp.                                                                              4,156
                434 Vast Solutions, Inc. Class B1 (NON)                                                         217
                434 Vast Solutions, Inc. Class B2 (NON)                                                         217
                434 Vast Solutions, Inc. Class B3 (NON)                                                         217
                                                                                                      -------------
                                                                                                             11,070

Consumer Cyclicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Morrison Knudsen Corp.                                                                    6,400
             40,417 VS Holdings, Inc.                                                                        40,417
                311 Washington Group International, Inc. (NON)                                                4,183
                                                                                                      -------------
                                                                                                             51,000

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
              4,680 Doskocil Manufacturing Co., Inc.                                                         17,082

Consumer Staples (1.7%)
-------------------------------------------------------------------------------------------------------------------
                244 Premium Holdings (LP) 144A                                                                5,134
                576 PSF Group Holdings, Inc. 144A Class A                                                 1,007,633
                                                                                                      -------------
                                                                                                          1,012,767

Financial (0.2%)
-------------------------------------------------------------------------------------------------------------------
            180,000 AMRESCO Capital Trust, Inc. (R)                                                          13,320
                 84 Comdisco Holding Co., Inc. (NON)                                                          5,880
            505,286 Contifinancial Corp. Liquidating Trust Units                                             18,948
                220 Delta Funding Residual Exchange Co., LLC (NON)                                           42,790
                220 Delta Funding Residual Management, Inc. (NON)                                                 2
                  1 Imperial Credit Industries, Inc. (NON)                                                        1
                                                                                                      -------------
                                                                                                             80,941

Food (--%)
-------------------------------------------------------------------------------------------------------------------
              4,427 Aurora Foods, Inc. (NON)                                                                  2,745

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              8,269 Fitzgeralds Gaming Corp.                                                                     83

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
                384 Alderwoods Group, Inc. (NON)                                                              1,651
                453 Mariner Health Care, Inc. (NON)                                                           3,398
                178 Sun Healthcare Group, Inc. (NON)                                                            368
                                                                                                      -------------
                                                                                                              5,417
                                                                                                      -------------
                    Total Common Stocks (cost $4,606,160)                                                $1,216,622

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $140,000 American Tower Corp. cv. notes 5s, 2010                                                 $90,825
             90,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                     90,225
             16,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     13,620
            350,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  255,063
             60,000 Province Healthcare Co. cv. sub. notes 4 1/2s, 2005                                      54,450
             70,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                                49,350
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $532,891)                                      $553,533

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            550,000 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                          $55
             50,000 MDP Acquisitions PLC 144A units 15 1/2s, 2013 (Ireland) (PIK)                            54,000
            450,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   135,000
              2,950 XCL, Ltd. 144A units cum. cv. pfd. 9.50% (In default) (NON) (PIK)                           738
                                                                                                      -------------
                    Total Units (cost $1,312,627)                                                          $189,793

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                174 Hercules Trust II 6.50% units cum. cv. pfd.                                             $93,960
              1,400 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                           175
              3,069 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                             3,069
                180 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                 180
                580 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                         145
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $213,619)                                      $97,529

BRADY BONDS (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $65,000 Argentina (Republic of) govt. guaranty Ser. L-GP, 6s, 2023
                    (In default) (NON)                                                                      $29,822
             49,000 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                              36,628
             30,000 Peru (Republic of) coll. FLIRB 4s, 2017                                                  20,475
             15,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4s, 2017                                       10,238
                                                                                                      -------------
                    Total Brady Bonds (cost $94,407)                                                        $97,163

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                150 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                $2
                250 Comunicacion Cellular 144A (Colombia)                                 11/15/03              250
                200 Dayton Superior Corp.                                                 6/15/09               200
              1,250 Diva Systems Corp. 144A                                               3/1/08                 13
                200 Horizon PCS, Inc.                                                     10/1/10                 1
                180 Insilco Holding Co.                                                   8/15/08                 2
                200 iPCS, Inc. 144A                                                       7/15/10                50
                110 IWO Holdings, Inc.                                                    1/15/11                28
                106 Leap Wireless International, Inc. 144A                                4/15/10                 1
                 70 Mikohn Gaming Corp. 144A                                              8/15/08                70
                 80 Pliant Corp. 144A                                                     6/1/10                400
                 60 Solutia, Inc. 144A                                                    7/15/09                 1
                447 Sun Healthcare Group, Inc.                                            2/28/05                 1
                120 Travel Centers of America, Inc. 144A                                  5/1/09              1,200
                350 Ubiquitel, Inc. 144A                                                  4/15/10                 1
                260 Veraldo Holdings, Inc. 144A                                           4/15/08                 3
                 10 Versatel Telecom NV (Netherlands)                                     5/15/08                 5
                192 Washington Group International, Inc. Ser. A                           1/25/06               139
                219 Washington Group International, Inc. Ser. B                           1/25/06               110
                118 Washington Group International, Inc. Ser. C                           1/25/06                59
                190 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
                                                                                                      -------------
                    Total Warrants (cost $106,283)                                                           $2,537

SHORT-TERM INVESTMENTS (4.6%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
                $91 Short-term investments held as collateral for loaned securities with yields ranging from 1.19% to 1.99% and due dates
                    ranging from December 2, 2002 to January 17, 2003 (d)                                       $91
          2,727,904 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.80% and
                    due dates ranging from December 2, 2002 to
                    January 22, 2003 (d)                                                                  2,727,904
                                                                                                      -------------
                    Total Short-Term Investments (cost $2,727,995)                                       $2,727,995
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $73,345,686)                                                $58,754,334
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $58,723,472.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $317,685 or 0.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

Forward Currency Contracts to Sell at November 30, 2002 (Unaudited)

                          Market   Aggregate Face   Delivery      Unrealized
                          Value        Value          Date       Appreciation
------------------------------------------------------------------------------
Euro                     $25,244      $25,578       12/18/02         $334
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at November 30, 2002 (Unaudited)
(premiums received $164,893)
                                                                  Market
Notional Amount                                                   Value
------------------------------------------------------------------------------
$960,300 Agreement with JPMorgan Chase Bank effective
         May 14, 2002, maturing on May 15, 2007, to
         receive a premium equal to 17.171% times the
         notional amount. For each credit default event
         related to one of the 100 issues within the HYDI
         100 8.75%, 5/15/07 Bond Index, the fund makes a
         payment of the proportional notional amount times
         the difference between the par value and the
         then-market value of the defaulted issue                $232,652
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $62 of securities on loan
(identified cost $73,345,686) (Note 1)                                          $58,754,334
-------------------------------------------------------------------------------------------
Cash                                                                                  3,383
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,353,943
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      218,832
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                                 334
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                               242
-------------------------------------------------------------------------------------------
Total assets                                                                     60,331,068

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               510,424
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    674,925
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        107,269
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           20,785
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       21,292
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            562
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $164,893) (Note 1)                                                         232,652
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                       91
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               39,596
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,607,596
-------------------------------------------------------------------------------------------
Net assets                                                                      $58,723,472

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $105,295,260
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,451,847)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (30,461,199)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (14,658,742)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                     $58,723,472

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($58,723,472 divided by 7,507,107
shares)                                                                               $7.82
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $3,010,077
-------------------------------------------------------------------------------------------
Dividends                                                                           149,771
-------------------------------------------------------------------------------------------
Securities lending                                                                       10
-------------------------------------------------------------------------------------------
Total investment income                                                           3,159,858

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    220,986
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       80,654
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    4,936
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,732
-------------------------------------------------------------------------------------------
Other                                                                                62,861
-------------------------------------------------------------------------------------------
Total expenses                                                                      372,169
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,822)
-------------------------------------------------------------------------------------------
Net expenses                                                                        369,347
-------------------------------------------------------------------------------------------
Net investment income                                                             2,790,511
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (5,017,468)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             215
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                              (21,236)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                            369
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit default
contracts during the period                                                         207,803
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (4,830,317)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(2,039,806)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $2,790,511            $6,438,418
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (5,038,489)           (9,794,916)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                              208,172             3,409,816
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             (2,039,806)               53,318
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income                                           (3,062,550)           (6,527,642)
-------------------------------------------------------------------------------------------------------
  From return of capital                                                       --              (911,084)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (5,102,356)           (7,385,408)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    63,825,828            71,211,236
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $1,451,847 and $1,179,808, respectively)                    $58,723,472           $63,825,828
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                       7,507,107             7,507,107
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.50        $9.49       $10.91       $12.30       $14.83       $14.08
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .37          .86         1.16         1.16         1.24         1.44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.64)        (.86)       (1.41)       (1.27)       (2.23)         .69
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.27)          --(d)      (.25)        (.11)        (.99)        2.13
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.87)       (1.17)       (1.21)       (1.38)       (1.38)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --           --           --         (.16)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.12)          --         (.07)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.99)       (1.17)       (1.28)       (1.54)       (1.38)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.82        $8.50        $9.49       $10.91       $12.30       $14.83
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                          $8.50        $9.48       $10.80       $10.19       $13.50       $15.38
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                    (5.77)*      (2.91)       18.34       (15.61)       (2.30)       16.96
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $58,723      $63,826      $71,211      $81,898      $92,368     $111,333
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .64*        1.19         1.14         1.08         1.11         1.05
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.78*        9.69        11.41         9.92         9.50         9.75
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.21*       73.39        97.63        97.22        47.56        85.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds books. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counter party may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2002, the value of securities loaned amounted to $62. The fund received cash collateral of $91 which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $18,916,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover           Expiration
-------------------           ---------------------------
         $2,584,000           May 31, 2007
          4,168,000           May 31, 2008
          3,778,000           May 31, 2009
          8,386,000           May 31, 2010

The aggregate identified cost on a tax basis is $73,562,477, resulting in gross unrealized appreciation and depreciation of $2,207,729 and $17,015,872, respectively, or net unrealized depreciation of $14,808,143.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2003 approximately $6,290,000 of losses recognized during the period November 1, 2001 to May 31, 2002.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of the average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $2,822 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $537 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,963,949 and $17,685,600, respectively. There were no purchases and sales of U.S. government obligations.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:

                                    Common Shares
                                                     Votes
                           Votes for                withheld
Jameson A. Baxter          6,667,724                203,174
Charles B. Curtis          6,667,724                203,174
John A. Hill               6,667,724                203,174
Ronald J. Jackson          6,667,724                203,174
Paul L. Joskow             6,667,724                203,174
Elizabeth T. Kennan        6,667,724                203,174
Lawrence J. Lasser         6,667,724                203,174
John H. Mullin III         6,667,724                203,174
Robert E. Patterson        6,667,724                203,174
George Putnam, III         6,667,724                203,174
A.J.C. Smith               6,667,394                203,504
W. Thomas Stephens         6,667,724                203,174
W. Nicholas Thorndike      6,667,394                203,504

All tabulations are rounded to nearest whole number.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Stephen C. Peacher
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


84102  590  1/03